Filed pursuant to Rule 497(a) under the Securities Act of 1933, as amended File No. 333-217430 Rule 482 AD

The Evolution of Closed-End Funds    As a long-term closed-end fund manager, Tortoise not only understands the potential structural benefits that closed-end funds can provide investors, but also the potential limitations of the structure. In order to continue to provide these potential benefits to investors, the closed-end fund structure needed to evolve along with the investing landscape. Tortoise has a history of thoughtful product structuring to fill market voids that we believe satisfy investor needs. This passion is driven by the desire to provide all investors access to investment strategies that could benefit their portfolios, then deliver those assets in the most efficient product structure. Tortoise has been an innovator in the closed-end fund industry for 15 years, forming the first listed MLP closed-end fund in 2004 as an efficient alternative to investing directly in MLPs with simplified tax reporting.    As an innovator in closed-end fund structuring, Tortoise believes in the potential benefits closed-end funds can provide investors: Potentially higher yielding strategies and enhanced returns through modest leverage Lower minimums and fees and greater liquidity than traditional private funds Greater ability to invest in illiquid securities and a more stable capital base than mutual funds    “At Tortoise, we put clients first,” said Brad Adams, CEO of Tortoise’s closed-end funds. “We believe that structure really matters in providing investors the most efficient access to essential assets. We recognize the evolving needs of clients and have enhanced the closed-end fund structure to create even more shareholder value.”    Evolution of the closed-end fund (CEF) structure    CEF 1.0 CEF 2.0    Underwriting and offering fees paid by the fund Underwriting and offering fees paid by the Adviser    Financial Advisor commissions paid by the fund Financial Advisor commissions paid by the Adviser    High upfront fees causing immediate NAV NAV pricing decline following IPO    Perpetual—no link to NAV results in potential Term structure—NAV realized at end of term discounts    $20.00 investment=$19.06 invested in the fund* $20.00 investment=$20.00 invested in the fund    *For illustrative purposes only. Assumes 4.7% for all upfront fees, which was industry standard.    © 2019 Tortoise www.tortoiseadvisors.com

© 2019 Tortoise www.tortoiseadvisors.com Page 2 One aspect of closed-end funds that is different from other types of funds is that capital is generally raised through an initial public offering (IPO). Historically, characteristic offering fees and expenses caused an immediate decline in the fund’s net asset value (NAV) following the IPO. To resolve this issue, some advisers now pay all offering expenses to preserve the NAV. This also means that every dollar raised is invested in the fund. Another distinguishing characteristic between closed-end funds and open-end funds is that closed-end funds trade on the secondary market, generating a market price and an NAV. This creates the potential of trading at a premium or a discount to NAV. To encourage market price trading closer to NAV, some advisers offer limited term funds. Term funds have a stated end date, allowing investors to tender at NAV at the end of the term if they choose. The term structure is designed to help reduce market price volatility to NAV, thus helping to reduce premium and discount risk. We believe the term structure makes sense for underlying assets with a long time horizon, while providing investors a known path to NAV. Of course there can be no assurance that a closed-end fund will not trade at a discount to NAV. Investors have expressed a desire for higher yielding products and access to differentiated assets. Closed-end funds can assist in providing both of these key benefits through the use of modest leverage (which entails additional risks) and the ability to invest in less liquid securities without the need to fund daily redemptions. We believe the closed-end fund structure is more cost effective, liquid and transparent than a traditional LP fund, and has greater flexibility to access direct investments unlike a traditional mutual fund. At Tortoise, we believe that these enhancements to the closed-end fund structure will create new interest in the vehicle. We think that investors will recognize the potential value that closed-end funds can offer and the commitment by advisers to make the vehicle more attractive. Investors should consider the investment objective, risks, fees and expenses of Tortoise Essential Assets Income Term Fund carefully before investing. The preliminary prospectus, which contains this and other information about the Fund, can be accessed from Tortoise Advisors’ website and should be read carefully before investing. A preliminary prospectus may also be obtained by calling 888-870-3088. Once the Fund’s registration statement is effective and prior to investing, you should review a final prospectus and should again consider the Fund’s investment objective, risks, fees and expenses carefully before investing. The final prospectus contains this and other information about the Fund. Read the final prospectus carefully before investing. To obtain a copy of the final prospectus when available, call 888-870-3088. Any information regarding the Fund contained in this publication is not complete and may be changed. A registration statement relating to the Fund’s securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The Fund’s securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. Neither this publication nor the Fund’s preliminary prospectus is an offer to sell the Fund’s securities or is soliciting an offer to buy the Fund’s securities in any jurisdiction where the offer or sale is not permitted. © 2019 Tortoise www.tortoiseadvisors.com